Sage ESG Intermediate Credit ETF

GUDB

a series of Northern Lights Fund Trust IV

Supplement dated January 24, 2020

to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated December 2, 2019

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At the recommendation of Sage Advisory Services LTD Co., the investment adviser to Sage ESG Intermediate Credit ETF (the “Fund”), the Board of Trustees of the Trust, with respect to Sage ESG Intermediate Credit ETF (the “Fund”), has approved modifications to the Fund’s investment objective. These changes are scheduled to go into effect on or about February 14, 2020.

Current Investment Objective	New Investment Objective
The Fund seeks to replicate investment results that generally correspond, before fees and expenses, to the performance of the Sage ESG Intermediate Credit Index (the “Index”).	The Fund seeks competitive risk-adjusted returns by investing in fixed income securities that display strong fundamentals and positive environmental, social and governance (“ESG”) characteristics

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On or about February 14, 2020, the Fund will change its name to "Sage ESG Intermediate Term ETF." On January 2, 2020, the Fund became listed on NYSE Arca, Inc. All references to Cboe BZX Exchange, Inc. are deleted in their entirety.

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This Supplement, the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information, dated December 2, 2019, provide information that you should know before investing in the Fund and should be retained for future reference. The Summary Prospectus, Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 1-888-724-3911.